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                                                           Exhibit (10) (p)


                                   AMENDMENT NO. 1


                            THE WEST COMPANY, INCORPORATED

                     NON-QUALIFIED DEFERRED COMPENSATION PLAN FOR

                            DESIGNATED EXECUTIVE OFFICERS



               The West Company, Incorporated hereby amends its Non-Qualified Deferred Compensation Plan for Designated Executive Officers as set forth below:

          I.   SECTION 3(b) is hereby re-numbered as Section 3(c) and a new
          Section 3(b) is hereby inserted as follows:

                    (b) Notwithstanding Section 3(a) above, if an eligible Executive Officer is hired by the Company during a calendar year, the Executive Officer may elect to participate in the Plan by notifying the Company's Secretary in writing before the Executive Officer performs any services for the Company how much of his Compensation shall be deferred. An election so made shall be irrevocable during that calendar year and shall apply to each calendar year thereafter until the Executive Officer changes his election in accordance with the procedure set forth in Section 3(a) above.

                    To record the adoption of this Amendment No. 1 to the Plan, The West Company, Incorporated has caused its authorized officers to affix its name and seal this 7th day of March, 1995.


          [CORPORATE SEAL]                        THE     WEST     COMPANY,
                                                  INCORPORATED


          Attest:                                 By:
               ----------------------------       -------------------------

               John R. Gailey III                 George R. Bennyhoff
               Secretary                          Senior Vice President
                                                  Human Resources